                                                                    EXHIBIT 99.2

[ROADWAY CORPORATION LOGO]                          000000 0000000000 0 0000
                                                    000000000.000 ext
                                                    000000000.000 ext
                                                    000000000.000 ext

MR A SAMPLE                                         000000000.000 ext
DESIGNATION (IF ANY)                                000000000.000 ext
ADD 1                                               000000000.000 ext
ADD 2                                               000000000.000 ext
ADD 3
ADD 4                                               Holder Account Number
ADD 5
ADD 6                                               C 1234567890 JNT

[BAR CODE]                                          [BAR CODE]

                                                    [ ] Mark this box with
                                                        an X if you have
                                                        made changes to your
                                                        name or address
                                                        details above.

SPECIAL MEETING PROXY CARD

                                                         Yes
   CONFIDENTIAL VOTE REQUESTED                           [ ]

A.  PROPOSALS

1.   To adopt the Agreement and Plan of                  THE BOARD OF DIRECTORS
     Merger, dated as of July 8, 2003,                   RECOMMENDS A VOTE "FOR"
     by and among Yellow Corporation,                    THIS PROPOSAL.
     Yankee LLC, and Roadway Corporation
     (the "Merger Agreement"), and                       For   Against   Abstain
     approve the merger and the other                    [ ]     [ ]       [ ]
     transactions contemplated by the
     Merger Agreement.


2.   To approve adjournments or                          THE BOARD OF DIRECTORS
     postponements of the Special                        RECOMMENDS A VOTE "FOR"
     Meeting of Stockholders of Roadway                  THIS PROPOSAL.
     Corporation (the "Special
     Meeting"), if necessary, to permit                  For   Against   Abstain
     further solicitation of proxies if                  [ ]     [ ]       [ ]
     there are not sufficient votes at
     the time of the Special Meeting to
     approve the above proposal.


3. In their discretion, the proxies named herein are also authorized to take action upon any other business that may properly come before the Special Meeting, or any reconvened meeting following an adjournment or postponement of the Special Meeting.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

                          PROXY -- ROADWAY CORPORATION

 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROADWAY CORPORATION FOR
        THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON       ,       .

The undersigned hereby appoints Michael W. Wickham, James D. Staley, J. Dawson Cunningham, John J. Gasparovic and Joseph R. Boni III, or any of them or their substitutes, as proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and vote, as designated herein, all the shares of common stock of Roadway Corporation held of record by the undersigned at the close of business on October 16, 2003, with all powers that the undersigned would possess if personally present, at the Special Meeting of
Stockholders to be held at          , located at           , on day        ,
        ,        , at        , and at any reconvened meeting following
adjournments or postponements of the Special Meeting. In their discretion, the proxies are authorized to take action in accordance with their judgment upon any other business that may properly come before the Special Meeting, or any reconvened meeting following an adjournment or postponement of the Special Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS. THE PROXIES ARE AUTHORIZED TO TAKE ACTION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR ANY RECONVENED MEETING FOLLOWING AN ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY CARD.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                       AUTHORIZED SIGNATURES - SIGN BELOW
     (This section must be completed for your instructions to be executed.)

Note: Please sign exactly as your name appears on this proxy card. If shares are held jointly, all holders must sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



------------------------------------------
Signature 1 -- Please keep signature within the box.



------------------------------------------
Signature 2-- Please keep signature within the box


-------/--------/--------
Date (mm/dd/yyyy)

[ROADWAY CORPORATION LOGO]                          000000 0000000000 0 0000
                                                    000000000.000 ext
                                                    000000000.000 ext
                                                    000000000.000 ext
MR A SAMPLE                                         000000000.000 ext
DESIGNATION (IF ANY)                                000000000.000 ext
ADD 1                                               000000000.000 ext
ADD 2                                               000000000.000 ext
ADD 3
ADD 4                                               Holder Account Number
ADD 5
ADD 6                                               C 1234567890 JNT

[BAR CODE]                                          [BAR CODE]

                                                    [ ] Mark this box with an
                                                        X if you have made
                                                        changes to your name or
                                                        address details above.

SPECIAL MEETING PROXY CARD -- 401(k) STOCK SAVINGS PLAN

                                                        Yes
   CONFIDENTIAL VOTE REQUESTED                          [ ]

A.  PROPOSALS

1.   To adopt the Agreement and Plan of                 THE BOARD OF DIRECTORS
     Merger, dated as of July 8, 2003,                  RECOMMENDS A VOTE "FOR"
     by and among Yellow Corporation,                   THIS PROPOSAL.
     Yankee LLC, and Roadway Corporation
     (the "Merger Agreement"), and                      For   Against   Abstain
     approve the merger and the other                   [ ]     [ ]       [ ]
     transactions contemplated by the
     Merger Agreement.


2.   To approve adjournments or                         THE BOARD OF DIRECTORS
     postponements of the Special                       RECOMMENDS A VOTE "FOR"
     Meeting of Stockholders of Roadway                 THIS PROPOSAL.
     Corporation (the "Special
     Meeting"), if necessary, to permit                 For   Against   Abstain
     further solicitation of proxies if                 [ ]     [ ]       [ ]
     there are not sufficient votes at
     the time of the Special Meeting to
     approve the above proposal.


3. In their discretion, the proxies named herein are also authorized to take action upon any other business that may properly come before the Special Meeting, or any reconvened meeting following an adjournment or postponement of the Special Meeting.

             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

                          PROXY -- ROADWAY CORPORATION

 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROADWAY CORPORATION FOR
        THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON      ,       .

To Fidelity Management Trust Company (the "Trustee"), Trustee of the Roadway Corporation 401(k) Stock Savings Plan (the "Plan"): The undersigned, a participant in the Plan acting in the capacity as a named fiduciary under the Plan, hereby directs the Trustee to vote in person or by proxy all shares of common stock of Roadway Corporation credited to the undersigned's account under the Plan on the record date. The undersigned understands that shares of common stock of Roadway Corporation credited to participants' accounts under the Plan for which timely instructions are not received by the Trustee ("Non-Directed Shares") and any shares of common stock of Roadway Corporation held by the Plan but not credited to participants' accounts under the Plan ("Unallocated Shares") will be voted by the Trustee in the same proportion as the Trustee votes shares of common stock of Roadway corporation for which it receives timely and proper voting directions.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). NON-DIRECTED SHARES AND UNALLOCATED SHARES WILL BE VOTED AS INDICATED ABOVE.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, YOU WILL NEED TO MARK THE "FOR" BOX FOR THAT PROPOSAL.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOU ARE ENCOURAGED TO HAVE YOUR VOTE SUBMITTED NO LATER THAN
             ,          TO ALLOW SUFFICIENT TIME FOR TABULATION.

                       AUTHORIZED SIGNATURES - SIGN BELOW
                       -----------------------------------
     (This section must be completed for your instructions to be executed.)

Note: Please sign exactly as your name appears on this proxy card.



-----------------------------------------------------
Signature 1 -- Please keep signature within the box.



-----------------------------------------------------
Signature 2 -- Please keep signature within the box



-------/--------/--------
Date (mm/dd/yyyy)